THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. IN ADDITION TO THE RESTRICTIONS SET FORTH IN SECTION 5 OF THIS WARRANT, THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                               FLEXIINTERNATIONAL
                                    SOFTWARE

                               One Research Drive
                           Shelton, Connecticut 06484


                              COMMON STOCK WARRANT

Warrant No. 7                                         Number of Shares 100,000
                                                       (Subject to Adjustment)

                        Date of Issuance: August 1, 1995
                    Date of Original Exercise: August 1, 1997
               Void after Warrant Expiration Date, August 1, 2002

FlexiInternational Software, Inc., a Delaware corporation (the "Company") for value received from the Connecticut Development Authority, a body politic and corporate constituting a public instrumentality of the State of Connecticut (the "Warrantholder"), certified that the Warrantholder (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company 100,000 fully paid and non-assessable shares of Common Stock, $0.01 par value per share (the "Common Stock"), of the Company, at a purchase price of Six dollars ($6.00) per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

1. Warrant Term.

Except as otherwise provided herein, the term of this Warrant Agreement and the right to purchase Common Stock as granted herein shall commence on August 1, 1997 ("Date of Original Exercise") and expire on August 1, 2002 ("Expiration Date").

2. Exercise; Net Issuance.

      (A) This Warrant may be exercised by the Registered Holder, in whole or in part, at any time or from time to time on or after the Date of Original Exercise, except as otherwise provided herein, and on or before the Expiration Date by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

      (B) In lieu of exercising this Warrant as provided in Subsection (A), above, the Registered Holder of this Warrant may elect to receive shares equal to the value of the Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Registered Holder hereof a number of shares of Common Stock computed in accordance with the following formula:

                                 X = Y(A-B)/A

            Where: X = The number of shares of Common Stock to be issued to Registered Holder of this Warrant;
                        Y = The number of shares of Common Stock requested to be exercised under this Warrant;
                        A = The Fair Market Value of one share of the
                        Company's Common Stock; and
                        B = The Purchase Price (as adjusted to the date of such calculations).

      For purposes of this subsection, the Fair Market Value of Common Stock shall mean:

            (i) if the exercise is in connection with an initial public offering, and if the Company's Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to the offering;

            (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and if traded on a securities exchange or actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing prices over a ten (10) day period ending three (3) days before the day the current Fair Market Value of the securities is being determined;

            (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current Fair Market Value of the Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors.

      (C) Each exercise of this Warrant shall be deemed to have been effective immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection (A) or (B) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection (D) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

      (D) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within thirty (30) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

            (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof; and

            (ii) in the case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise.

3. Adjustments of Purchase Price and Number of Shares

      (A) If the Company's revenues as reflected by an audit conducted by a nationally recognized accounting firm selected by the Company in accordance with Generally Accepted Accounting Principles ("Audited Revenues") for any fiscal year of the company exceeds nine million dollars ($9,000,000), the Purchase Price for the period after such fiscal year shall be equal to nine dollars ($9.00) per share. Notwithstanding the foregoing, if at any time the Company's audited revenues for any fiscal year of the Company exceeds twenty-two million dollars ($22,000,000), the Purchase Price for the period after such fiscal year until the Expiration Date shall be equal to twelve dollars ($12.00) per share.

      (B) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (y) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (z) the Purchase Price in effect immediately after such adjustment.

      (C) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided in subsection (B), above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of share of Common Stock which were then purchased upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

      (D) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail, and in any event within thirty (30) days of the date of such adjustment, to the Registered Holder, a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsections (A), (B), and
      (C), above.

4. Fractional Shares

The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board of Directors of the Company.

5. Requirements for Transfer

      (A) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the Registration Requirements of the Act.

      (B) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer made in accordance with Rule 144 under the Act.

      (C) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

            The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

6. No Impairment

The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

7.    Notices of Record Date, etc.

      In case:

      (A) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

      (B) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

      (C) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

      (D) all or a substantial portion of the Common Stock of the Company is proposed to be sold,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least sixty (60) days prior to the record date or effective date of the event specified in such notice.

If at any time after the Date of Issuance the Company shall give the Registered Holder of this Warrant notice of any transaction contemplated by this Section 7, then the Registered Holder may exercise this Warrant notwithstanding the provision of this Warrant prohibiting the exercise of this Warrant prior to the Date of Original Exercise.

8. Reservation of Stock

The Company will at all times reserve and keep available, free from preemptive and all other preferential rights, solely for issuance and delivery upon the exercise of this Warrant, such number of authorized but unissued Common Stock issuable upon the exercise of this Warrant.

9. Covenants as to Common Stock

The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will not amend its certificate of incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes (other than a tax measured by the warrant holder's or registered holder's income) which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company has and will at all times have authorized and reserved, free from preemptive rights which have not been waived, options, warrants or other contractual claims, rights or reservations, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

10. Exchange of Warrants

Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

11. Replacement of Warrants

Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

12. Transfers, etc.

      (A) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the Warrant register by written notice to the Company requesting such change.

      (B) Subject to the provisions of Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

      (C) Until any transfer of this Warrant is made in the Warrant Register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may but shall not be obligated to treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. Mailing of Notices, etc.

Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to the Holder at 845 Brook Street, Rocky Hill, Connecticut 06067, Attention: Mr. Donald Reed or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to the Company at One Research Drive, Shelton, Connecticut 06848 or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given three business days after having been so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

14. No Rights as Stockholder

Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

15. Benefits of Other Agreements

The Registered Holder of this Warrant and the record owner of the Warrant Shares shall be entitled to the benefits of the Registration Rights Agreement, the Stockholders' Voting Agreement and the Participation Agreement, each dated January 20, 1995, each as amended, and each by and among the Company, the Connecticut Development Authority and the other parties thereto. Any of the rights and obligations under each of the agreements may be assigned by the Warrant Holder to any person or entity to which all or a portion of the Warrant or Warrant Shares are transferred.

16. Change or Waiver

Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

17. Binding Effect

This Warrant shall be binding upon any corporation or other person as successor to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

18. Headings

The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this warrant.

19. Governing Law

This Warrant will be governed by and construed in accordance with the laws of the State of Delaware.

20. Jurisdiction; Service of Process



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
The parties hereby consent to submit themselves to the jurisdiction of the United States District Court for the District of Connecticut and the Courts of the State of Connecticut in connection with any disputes which may arise hereunder. The parties hereby consent to service of process in the State of Connecticut and designate the Secretary of State of the State of Connecticut as their agent for such service. Such submission to jurisdiction and consent to service of process is nonexclusive of any other jurisdiction or manner of service in which or by which personal jurisdiction over the parties may be obtained.


FLEXIINTERNATIONAL SOFTWARE, INC.



By :   /s/ Stefan R. Bothe
       -----------------------------------------
       Stefan R. Bothe, Chief Executive Officer



Attest:
        ----------------------------------------

                                    Exhibit I

                                  Purchase Form


Dated: _____________________


To:   Corporate Secretary
      FlexiInternational Software, Inc.


The undersigned, pursuant to the provisions set forth in the attached Warrant (No.__) hereby irrevocably elects to purchase ____ shares of the Common Stock covered by such Warrant. The undersigned herewith makes payment of $ _________, representing the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of certified check or wire transfer.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares or any part thereof for its own account for investment purposes only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933, or any rule or regulation under the Securities Act.


Signature:  _____________________________

Address:    _____________________________

            _____________________________



Name in which shares should be registered:



____________________________

                                   Exhibit II

                                 Assignment Form


FOR VALUE RECEIVED, _____________________________ hereby sells, assigns, and transfers all of the rights of the undersigned under the attached Warrant No. __ with respect to the number of shares of Common Stock covered thereby set forth below, unto


Name of Assignee              Address                 No. Of Shares




__________________           ____________________      ______________________


Date: ____________________    Signature:  ___________________________________
                              Address:    ___________________________________
                                          ___________________________________